SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2004
                                                  ----------------


                                 TEN STIX, INC.
             (Exact name of Registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of Incorporation or organization)

       0-32323                                        20-1217659
-------------------------                   ----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

10631 E. Running Deer Trail, Scottsdale, Arizona                        85262
------------------------------------------------                        -----
 (Address of principal executive offices)                           (Zip Code)

                                 (480) 419-8607
              (Registrant's telephone number, including area code)

              -----------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 8.01         Other Events.

     On December 2, 2004, Ten Stix, Inc., announced that the Company through its wholly-owned subsidiary, Scottsdale Diecast Inc., has purchased the assets of Scalecars Ltd. from former Ferrari Challenge driver, Ron Adams. The acquisition includes the website www.scalecars.com, all inventory items, customer lists, and furniture and fixtures at its retail location in Scottsdale, Arizona. Scalecars.com is based in Scottsdale Arizona, devoted to selling die cast scale cars and motor sports accessories. Scalecars.com was formed in late 1999 by former Ferrari Challenge Driver, Ron Adams who drove the #64 Ferrari 360 Modena in the North American Ferrari Challenge Series. Scalecars.com has a retail location at 16055 North Dial Blvd, Suite 5 in Scottsdale, Arizona and maintains an inventory of over 2,400 die cast car models from the early Deuce Coupe to the Ferrari Enzo, as well as racing related clothing and driver signature series.

     A copy of the Press Release relating to said interview is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "8.01 Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Ten Stix, Inc.
                                                (Registrant)


Date: December 2, 2004                          /S/ David Keaveney
                                                ----------------------------
                                                By: David Keaveney
                                                Its:  President and CEO


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                                INDEX TO EXHIBITS


Exhibit Number          Exhibit
99.1                    Press Release dated December 2, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.